Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of Sarbanes-Oxley Act of 2002

I, Joel Boyarski, the Principal Financial Officer of WorldGate Communications, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Form 10-Q/A of WorldGate Communications, Inc., for the quarterly period ended June 30, 2004 (the “Form 10-Q/A”), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and (2) the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of WorldGate Communications, Inc.

A signed original of this written statement required by Section 906 has been provided to WorldGate and will be retained by WorldGate and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:	January 23, 2006	/s/ JOEL BOYARSKI
Joel Boyarski
Chief Financial Officer
(Principal Financial and Accounting Officer)